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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2009 to October 31, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

October 31, 2010

Classes A, C, I and W

Global Fund-of-Funds

■  ING Global Target Payment Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	5
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio of Investments	22
Tax Information	24
Director and Officer Information	25
Additional Information	29

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Diversification Still Works

Dear Shareholder,

The difficult markets of 2008–09 may have made some investors skeptical about the benefits of diversification. For a time, it did seem as if every asset was losing value and there was no safe place to hide. Today, however, as we approach the end of what is shaping up to be the second consecutive year of solid equity market returns, the value of diversification has been reestablished in the minds of most investors.

For some investors, however, it can be tempting to try to outsmart the markets, abandoning diversified positions to sidestep impending risks or to crowd into an area of strong returns. The problem with this approach is that it tends to be reactionary and ill-timed; investors generally buy in when prices are already high, leaving themselves overly exposed to risks of declines.

A recent example can be found at the end of 2009. Convinced that inflation was going to increase dramatically, some investors tried to game the system by selling long-dated bonds and buying short-term Treasury bills. When inflation went briefly to zero, short-term Treasuries generated losses; the 20-year Treasury bond, on the other hand, has been one of the best performing assets in 2010. Another example of this kind of herd behavior occurred during the dot-com bubble of the late 1990s; investors turned their portfolios into wholesale bets on Internet technology stocks, with serious consequences when the bubble burst.

With 20/20 hindsight, it’s easy to see how abandoning the principles of diversification led to trouble. It’s harder to see how investors continue to stray from the path; lately, some investors have attempted to outrun risk by concentrating on bonds, only to miss out on the sharp equity market recovery.

If straying from diversification is the problem, we believe staying with diversification is the solution. In our opinion, an investor should own the market and should do so from a global perspective. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your financial advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer
ING Funds
November 5, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2010

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), peaked on April 15, with a gain of over 15% since October 31, 2009. But then a confluence of local and global concerns sent prices reeling and in the next 12 weeks the gain was turned into a small loss. In the end, sentiment improved again and for the whole fiscal year ended October 31, 2010 the index returned 11.67%. (The MSCI World IndexSM returned 12.74% for the one year ended October 31, 2010, measured in U.S. dollars.)

By April, the 12-month rally had become increasingly edgy. The rescue of failing institutions by governments and central banks, together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Stimulus would have to be reduced and debt redeemed. In this environment, markets from stocks to bonds to currencies were buffeted by news and events relating to three main themes: the stuttering US economic recovery, a sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth (annualized) was decelerating, from 5.6% to 2.7% to 1.7% in the second quarter of 2010. Employment and housing were the focus of attention. The National Bureau of Economic Research declared the recession over from June of 2009 after 18 months, during which some 8.7 million jobs had been lost. Any credible economic rebound required their fast recovery. But the data over the period were less than encouraging. By September, the private sector was only averaging 91,000 new jobs per month and the unemployment rate seemed stuck between 9.5% and 10%. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for certain home buyers. But after the program expired in April sales of new and existing home sales collapsed, with a high proportion of distressed sales. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), resumed annual increases from February, but as our fiscal year ended the pace was slowing with the index still 29% below the peak reached more than four years ago.

In the Eurozone, default seemed likely on billions of euro of Greece’s maturing bonds. Amid downgrades, soaring yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries argued amongst themselves until at last, in early May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank (“ECB”) started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. This, plus positive results from some rather soft stress testing on banks, seemed to calm nerves, although uncertainty persisted.

Investors watched nervously as China wrestled with inflation and a housing bubble. The authorities repeatedly raised banks’ reserve ratio requirements and tightened the rules on mortgage issuance. GDP growth slipped to 10.3% in the second quarter and to 9.6% in the third. But with September’s property price index still increasing at over 9% per annum and inflation at a two year high, the Bank of China unexpectedly raised interest rates for the first time since 2007.

In currencies, the dollar showed strength in the first half of the fiscal year. But from early June, gloom about the Eurozone was increasingly replaced by renewed pessimism about the dollar over a stalling economy and the perceived threat of debasement through an expected second round of quantitative easing. For the whole year, the dollar gained 6.12% against the euro, 3.00% against the pound but lost 11.57% to the yen, which in October breached 15-year high levels.

The prospect of more quantitative easing, which undermined the dollar, acted to boost the prices of other asset classes.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 8.01% for the fiscal year, mostly in the second half. Among the sub-components, the Barclays Capital Corporate Investment Grade Bond Index, with a return of 11.61%, outperformed the Barclays Capital U.S. Treasury Index, with a return of 7.20%, mostly in the first half. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 19.10%.

U.S. equities, represented by S&P 500® Index including dividends, rose 16.52% in the fiscal year. A small gain of 0.74% in the second half concealed a 16% drop in the 10 weeks after April 23 and the index’s best September, a return of 8.92%, since 1939. Despite broader economic concerns, prices were supported by strong earnings reports, with average operating earnings per share for S&P 500® companies marking their the fourth straight quarter of annual growth.

In international markets, the MSCI Japan® Index lost 6.76% for the fiscal year after sagging 16.66% in the second half. Strong 5% annualized first quarter GDP growth shriveled to an export-dependent 1.5% in the second, vulnerable to the irrepressible yen, with household demand still fragile and consumer prices in retreat. The MSCI Europe ex UK® Index returned 10.03%, including a small second half gain of 2.78%. The sovereign debt trauma subsided after it became clear that the ECB stood behind the banking system. In the meantime, GDP grew 1.0% in the second quarter over the first, boosting investor optimism. The MSCI UK® Index advanced 16.07%, of which 3.85% came in the second half. This was despite the prospect of severe public spending cuts to eliminate an 11% budget deficit. Supporting sentiment was the return to profit of most banks and the best annual GDP growth, 2.8%, in three years.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Dow Jones Moderate Index — Global Series
An unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

S&P MidCap 400 Index	An unmanaged market capitalization-weighted index of 400 midcapitalization stocks chosen for market size, liquidity, and industry group representation.
S&P SmallCap 600 Index	An unmanaged index that measures the performance of the small-size company segment of the U.S. market.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
S&P Developed Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

HFRX Global Hedge Fund Index
Designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL TARGET PAYMENT FUND

Asset Allocation as of October 31, 2010 (as a percent of net assets)
ING Intermediate Bond Fund — Class I	25.9%
ING Index Plus International Equity Fund — Class I	18.9%
ING Tactical Asset Allocation Fund — Class I	12.1%
ING Emerging Countries Fund — Class I	10.0%
ING MidCap Opportunities Fund — Class I	5.1%
ING International SmallCap Multi-Manager Fund — Class I	5.0%
ING Global Real Estate Fund — Class I	5.0%
ING Global Equity Dividend Fund — Class I	5.0%
ING Alternative Beta Fund — Class I	5.0%
ING High Yield Bond Fund — Class I	4.0%
ING Small Company Fund — Class I	4.0%
Other Assets and Liabilities — Net	0.0%
Net Assets	100.0%

ING Global Target Payment Fund’s (“Global Target Payment” or the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Risks specific to MPP: The Fund’s MPP is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.47%, including a return of capital of $0.04 per share, compared to the Dow Jones Moderate Portfolio Index — Global Series and the ING Composite Index(1) which returned 15.07% and 13.96%, respectively, for the same period. During the year ended October 31, 2010, the Fund made level monthly payments of $0.045 per share for Class A shares.

Portfolio Specifics: The Fund outperformed the ING Composite Index for the period due to the relative outperformance of the Underlying Funds as well as our tactical asset allocation decisions.

The largest contributor on the equity side was ING Mid Cap Opportunities Fund, which had strong stock selection, particularly in staples and technology, where merger activity helped drive stock prices. ING Index Plus International Equity Fund also was a notable contributor as stock selection in European energy and industrials and Asian consumer discretionary and industrials led performance. ING Global Equity Dividend Fund, which provides exposure to both domestic and international equities, performed in line with the index of world stocks that serves as its primary prospectus benchmark, as did the ING International Small Cap Multi-Manager Fund. The latter was added to the Fund in the middle of the year.

ING Small Company Fund detracted from performance due primarily to weak stock selection in the technology, financials, materials and consumer discretionary sectors. The ING Tactical Asset Allocation Fund and ING Emerging Countries Fund also underperformed their respective benchmarks for the period and detracted from the Fund’s results.

Target Allocations as of October 31, 2010 (percent of net assets)
Large Cap Domestic	14%
Mid Cap Domestic	5%
Small Cap Domestic	4%
Developed Markets	22%
International Small Cap	5%
Emerging Markets	10%
Real Estate	5%
Alternatives	5%
Fixed Income	30%
Portfolio holdings are subject to change daily.

ING Global Real Estate Fund underperformed its benchmark over the period despite positive absolute returns, due to an underweight to the U.S. market, an overweight to the Hong Kong market earlier in 2010 and an underweight to the French market during the latter part of the Fund’s fiscal year. ING Alternative Beta Fund underperformed its benchmark as it is not designed to capture the alpha that composite hedge fund indices were able to deliver during the period.

ING Intermediate Bond Fund, the Fund’s largest contributor in its fixed income portion, beat its benchmark due to sector overweights to commercial mortgage-backed securities, non-agency mortgages and investment-grade corporates. The Fund initiated an allocation to the ING High Yield Bond Fund early in the year — which underperformed its benchmark for the holding period We removed the allocation to the ING Global Bond Fund midway through the year as we initiated the position in high yield.

Tactical allocation added to performance. Positions included an overweight to emerging markets funded by an underweight in developed markets early in the year, as well as an overweight to high yield and underweight in domestic bonds. Option performance was mixed, as equity markets witnessed two types of price action during the period. From early February to late April, and again from late August to the end of October, the equity markets realized price increases. In all other periods the market generally traded sideways. Overall, options detracted marginally from performance while contributing to the Fund’s ability to meet its objective of paying monthly distributions.

Current Strategy and Outlook: The Fund is currently neutral in its equity and fixed income allocation but has an overweight to high yield bonds funded by an underweight to intermediate domestic bonds.

The Fund’s current approximate target investment allocations among the asset classes of the Underlying Funds are set out in the table. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

Assets are allocated among the Underlying Funds and markets based on judgments made by ING Investment Management Co. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the weightings of the Fund’s assets in each Underlying Fund.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant gains or overweighted in assets or a market with significant declines.

*	Please see the Fund’s “Additional Information” section regarding the MPP on page 29.

(1)	The Composite Index is comprised of the asset class indices that correspond with the particular asset classes in which the Fund invests and their benchmark weightings. See page 7 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO MANAGERS’ REPORT

Average Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A, I, and W July 1, 2008	Since Inception of Class C August 29, 2008
Including Sales Charge:
Class A(1)	8.77%	(1.09)%	—
Class C(2)	13.61%	—	1.75%
Class I	15.66%	1.71%	—
Class W	15.69%	1.67%	—
Excluding Sales Charge:
Class A	15.47%	1.45%	—
Class C	14.61%	—	1.75%
Class I	15.66%	1.71%	—
Class W	15.69%	1.67%	—
Dow Jones Moderate Index — Global Series(3)	15.07%	3.64%	4.31	% (5)
Composite Index(4)	13.96%	3.31%	4.84	% (5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Target Payment Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.

(3)	The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(4)	The Composite Index is comprised of the asset class indices that correspond with the particular asset classes in which the Fund invests and their benchmark weightings. See page 7 for additional information.

(5)	Since Inception performance for the indices is shown from September 1, 2008.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL TARGET PAYMENT FUND

The Fund seeks to obtain its investment objective by investing in a combination of Underlying Funds according to its target allocations. The Fund is managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the ING Global Target Payment Fund Composite Index (“Composite Index”) as a benchmark to which it compares the performance of the Fund. The Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in the Composite Index, as a percentage of the Composite Index.

	Standard & Poor’s 500® Composite Stock Price Index(1)	Standard & Poor’s MidCap 400 Index(2)	Standard & Poor’s SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Morgan Stanley Capital International Europe, Australasia and Far East® Small Cap Index(5)	Morgan Stanley Capital International Emerging Markets IndexSM(6)	Standard & Poor’s/ Citigroup Developed Property Index(7)	Barclays Capital U.S. Aggregate Bond Index(8)	HFRX Global Hedge Fund(9)

ING Global Target Payment Fund Composite Index	16%	5%	5%	22%	4%	9%	5%	29%	5%

(1)	The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)	The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)	The Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”) is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(4)	The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Morgan Stanley Capital International Europe, Australasia and Far East® Small Cap Index (“MSCI EAFE® Small Cap Index”) is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

(6)	The Morgan Stanley Capital International Emerging Markets IndexSM (“MSCI EM IndexSM”) is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(7)	The Standard & Poor’s/Citigroup Developed Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

(8)	The Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(9)	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

The following table illustrates the asset allocations of the Fund to the underlying asset class target allocations as of October 31, 2010.

Underlying Asset Allocation Targets(1)	ING Global Target Payment Fund
Equity Stock	65%
Fixed-Income Investments	30%
Alternative Strategies	5%
Cash Equivalents	0%

(1)	Fund’s current approximate target allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended October 31, 2010*	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended October 31, 2010*
ING Global Target Payment Fund
Class A	$1,000.00	$1,057.10	0.45%	$2.33	$1,000.00	$1,022.94	0.45%	$2.29
Class C	1,000.00	1,052.70	1.20	6.21	1,000.00	1,019.16	1.20	6.11
Class I	1,000.00	1,057.40	0.20	1.04	1,000.00	1,024.20	0.20	1.02
Class W	1,000.00	1,057.50	0.20	1.04	1,000.00	1,024.20	0.20	1.02

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	The annualized expense ratios do not include expenses of Underlying Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Global Target Payment Fund, a series of ING Series Fund, Inc., as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from July 1, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Target Payment Fund as of October 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2010

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010

ASSETS:
Investments in affiliated underlying funds*	$52,122,013
Cash	143,058
Receivables:
Fund shares sold	206,682
Dividends	33,913
Prepaid expenses	19,354
Reimbursement due from manager	11,099
Total assets	52,536,119

LIABILITIES:
Payable for investment securities purchased	33,671
Payable for fund shares redeemed	41,111
Income distribution payable	136,534
Payable to affiliates	21,425
Payable for directors fees	1,310
Other accrued expenses and liabilities	42,751
Written options, at fair valueˆ	126,632
Total liabilities	403,434
NET ASSETS	$52,132,685

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$51,914,132
Distributions in excess of net investment income	15,241
Accumulated net realized loss	(2,121,765)
Net unrealized appreciation	2,325,077
NET ASSETS	$52,132,685

*Cost of investments in affiliated underlying funds	$49,841,716
ˆPremiums received on written options	$171,412

Class A:
Net assets	$39,483,165
Shares outstanding(1)	4,493,580
Net asset value and redemption price per share	$8.79
Maximum offering price per share (5.75%)(2)	$9.33

Class C:
Net assets	$6,582,362
Shares outstanding(1)	724,311
Net asset value, redemption price and maximum offering price per share(3)	$9.09

Class I:
Net assets	$3,870,123
Shares outstanding(1)	440,769
Net asset value, redemption price and maximum offering price per share	$8.78

Class W:
Net assets	$2,197,035
Shares outstanding(1)	250,561
Net asset value, redemption price and maximum offering price per share	$8.77

(1) 100,000,000 shares authorized; $0.001 par value.
(2) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(3) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,118,742
Total investment income	1,118,742

EXPENSES:
Investment management fees	32,376
Distribution and service fees:
Class A	85,126
Class C	28,656
Transfer agent fees:
Class A	6,858
Class C	638
Class I	398
Class W	288
Administrative service fees	40,469
Shareholder reporting expense	41,148
Registration fees	70,497
Professional fees	22,377
Custody and accounting expense	2,623
Directors fees	1,935
Miscellaneous expense	5,645
Total expenses	339,034
Net waived and reimbursed fees	(143,706)
Net expenses	195,328
Net investment income	923,414

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,062,539
Written options	(38,810)
Net realized gain	2,023,729
Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	2,909,386
Written options	(44,125)
Net change in unrealized appreciation or depreciation	2,865,261
Net realized and unrealized gain	4,888,990
Increase in net assets resulting from operations	$5,812,404

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS:
Net investment income	$923,414	$784,008
Net realized gain (loss)	2,023,729	(3,181,426)
Net change in unrealized appreciation or depreciation	2,865,261	6,873,885
Increase in net assets resulting from operations	5,812,404	4,476,467

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,053,577)	(758,555)
Class C	(165,042)	(10,482)
Class I	(148,174)	(76)
Class W	(88,308)	(36,589)
Net realized gains:
Class A	—	(686,878)
Class C	—	(18,834)
Class I	—	(61)
Class W	—	(28,370)
Return of capital:
Class A	(156,176)	(408,172)
Class C	(4,819)	(11,192)
Class I	(13)	(36)
Class W	(5,863)	(16,859)
Total distributions	(2,621,972)	(1,976,104)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,166,731	6,202,226
Reinvestment of distributions	1,035,014	451,842
	28,201,745	6,654,068
Cost of shares redeemed	(10,615,296)	(2,499,510)
Net increase in net assets resulting from capital share transactions	17,586,449	4,154,558
Net increase in net assets	20,776,881	6,654,921

NET ASSETS:
Beginning of year	31,355,804	24,700,883
End of year	$52,132,685	$31,355,804
Distributions in excess of net investment income at end of year	$15,241	$(209,384)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-10	8.12	0.20	•	1.01	1.21	0.50	—	0.04	0.54	8.79	15.47	0.81	0.45	0.45	2.41	39,483	30
10-31-09	7.49	0.22	•	0.96	1.18	0.23	0.20	0.12	0.55	8.12	16.92	1.55	0.49	0.49	3.00	29,211	40
07-01-08(5)–10-31-08	10.00	0.06		(2.37)	(2.31)	0.20	—	—	0.20	7.49	(23.39)	1.37	0.47	0.47	1.73	23,218	7
Class C
10-31-10	8.38	0.09	•	1.09	1.18	0.43	—	0.04	0.47	9.09	14.61	1.56	1.20	1.20	1.07	6,582	30
10-31-09	7.69	0.14	•	1.02	1.16	0.15	0.20	0.12	0.47	8.38	15.99	2.30	1.24	1.24	1.87	1,032	40
08-29-08(5)–10-31-08	9.95	0.02		(2.19)	(2.17)	0.09	—	—	0.09	7.69	(21.89)	2.12	1.22	1.22	2.17	385	7
Class I
10-31-10	8.12	0.15	•	1.07	1.22	0.52	—	0.04	0.56	8.78	15.66	0.56	0.20	0.20	1.79	3,870	30
10-31-09	7.50	0.24	•	0.95	1.19	0.25	0.20	0.12	0.57	8.12	17.15	1.30	0.24	0.24	3.31	2	40
07-01-08(5)–10-31-08	10.00	0.06		(2.35)	(2.29)	0.21	—	—	0.21	7.50	(23.22)	1.12	0.22	0.22	1.95	2	7
Class W
10-31-10	8.11	0.21	•	1.01	1.22	0.52	—	0.04	0.56	8.77	15.69	0.56	0.20	0.20	2.52	2,197	30
10-31-09	7.48	0.25	•	0.95	1.20	0.25	0.20	0.12	0.57	8.11	17.33	1.30	0.24	0.24	3.38	1,111	40
07-01-08(5)–10-31-08	10.00	0.07		(2.38)	(2.31)	0.21	—	—	0.21	7.48	(23.43)	1.12	0.22	0.22	2.18	1,096	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of Underlying Funds.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are twelve separate active investment series, which comprise the Company. This report is for ING Global Target Payment Fund (“Global Target Payment” or the “Fund”) which is a diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. The valuations of the Fund’s investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

The Fund’s managed payment policy (“Managed Payment Policy”) is designed to make level payments once per month throughout each calendar year. Under the Managed Payment Policy, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Please see the “Additional Information” section for information regarding the Fund’s Managed Payment Policy.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended October 31, 2010.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of October 31, 2010, the total value of written OTC call options subject to Master Agreements in a net liability position was $126,632. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

G.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended October 31, 2010, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the Affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated underlying funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated underlying funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated underlying funds during periods of declining markets. Please refer to Note 9 for the volume of written option activity during the year ended October 31, 2010.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended October 31, 2010, the cost of purchases and proceeds from the sales of the Affiliated Underlying Funds were $27,819,135 and $11,942,529, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.08%, based on the average daily net assets of the Fund.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM” or the “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser. The Distributor, IFS, ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class C
0.25%	1.00%

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2010, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$47,437	N/A
Contingent Deferred Sales Charge	—	$3,239

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2010, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$3,502	$4,377	$13,546	$21,425

At October 31, 2010, Reliastar Life Insurance Company, an indirect wholly-owned subsidiary of ING Groep, owned 42.37% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2010, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Postage	$32,415

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)	Class W(1)
1.30%	2.05%	1.05%	1.05%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

As of October 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

October 31,
2011	2012	2013	Total
$79,942	$277,831	$143,706	$501,479

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 9 — WRITTEN OPTIONS

Transactions in Written OTC Call Options on equity indices for the year ended October 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/09	41,799	$117,406
Options Written	689,191	1,840,329
Options Terminated in Closing Purchase Transactions	(374,084)	(1,144,129)
Options Expired	(288,054)	(642,194)
Balance at 10/31/10	68,852	$171,412

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
10-31-10	1,322,094	81,874	(506,530)	897,438	11,118,168	683,596	(4,266,372)	7,535,392
10-31-09	708,888	48,318	(259,346)	497,860	5,233,212	355,234	(1,917,574)	3,670,872
Class C
10-31-10	641,990	13,945	(54,717)	601,218	5,600,041	120,730	(475,463)	5,245,308
10-31-09	93,337	3,419	(23,755)	73,001	712,152	25,789	(191,864)	546,077
Class I
10-31-10	1,081,106	17,893	(658,530)	440,469	9,089,633	148,088	(5,379,384)	3,858,337
10-31-09	—	—	(1)	(1)	—	—	(8)	(8)
Class W
10-31-10	162,040	9,875	(58,384)	113,531	1,358,889	82,600	(494,077)	947,412
10-31-09	35,119	9,790	(54,302)	(9,393)	256,862	70,819	(390,064)	(62,383)

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-á-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds’ investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2010:

Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
$(1,756,180)	$1,756,312	$(132)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders as of the Fund’s tax year-end of December 31, 2009 was as follows:

Ordinary Income	Return of Capital
$1,386,647	$603,130

The Fund estimates that the tax composition of dividends and distributions to shareholders from January 1, 2010 to October 31, 2010 is $2,270,699 ordinary income. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the calendar year, and will be reported to shareholders at that time.

As of the Fund’s tax year-end of December 31, 2009, the tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were:

Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Expiration Date
$(871,378)	$(2,468,344)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year 2008.

As of October 31, 2010, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2010, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	December 1, 2010	November 29, 2010
Class C	$0.0400	December 1, 2010	November 29, 2010
Class I	$0.0470	December 1, 2010	November 29, 2010
Class W	$0.0470	December 1, 2010	November 29, 2010

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

ING GLOBAL TARGET PAYMENT FUND

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
230,886	@	ING Alternative Beta Fund — Class I		$2,588,229
179,011	@	ING Emerging Countries Fund — Class I		5,196,694
251,471		ING Global Equity Dividend Fund — Class I		2,595,183
159,768		ING Global Real Estate Fund — Class I		2,596,236
272,192		ING High Yield Bond Fund — Class I		2,098,600
1,177,805		ING Index Plus International Equity Fund — Class I		9,870,003
1,395,690		ING Intermediate Bond Fund — Class I		13,524,232
69,157		ING International SmallCap Multi-Manager Fund — Class I		2,604,436
143,061	@	ING MidCap Opportunities Fund — Class I		2,649,494
154,475	@	ING Small Company Fund — Class I		2,079,228
733,993		ING Tactical Asset Allocation Fund — Class I		6,319,678
		Total Investments in Affiliated Investment Companies (Cost $49,841,716)*	100.0%	$52,122,013
		Other Assets and Liabilities — Net	0.0	10,672
		Net Assets	100.0%	$52,132,685

@	Non-income producing security
*	Cost for federal income tax purposes is $50,697,772.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$2,441,067
	Gross Unrealized Depreciation	(1,016,826)
	Net Unrealized Appreciation	$1,424,241

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$52,122,013	$—	$—	$52,122,013
Total Investments, at value	$52,122,013	$—	$—	$52,122,013

Liabilities Table
Other Financial Instruments+:
Written options	—	(126,632)	—	(126,632)
Total Liabilities	$—	$(126,632)	$—	$(126,632)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

ING GLOBAL TARGET PAYMENT FUND

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

Written OTC Call Options

# of Contracts	Counterparty	Description	Expiration Date	Strike Price/Rate		Premiums Received	Fair Value
2,125	Goldman Sachs & Co.	S&P 500® Index	11/15/10	1,184.71	USD	$ 44,561	$ (37,928)
970	Goldman Sachs & Co.	Russell 2000® Index	11/15/10	710.13	USD	18,808	(17,339)
1,050	Goldman Sachs & Co.	S&P Midcap 400® Index	11/15/10	824.50	USD	19,394	(18,544)
64,707	Goldman Sachs & Co.	iShares® MSCI EAFE Index Fund	11/15/10	57.66	USD	88,649	(52,821)
						$171,412	$(126,632)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$126,632
Total Liability Derivatives		$126,632

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Written options
Equity contracts	$(38,810)
Total	$(38,810)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Written options
Equity contracts	$(44,125)
Total	$(44,125)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Character of distributions will be determined after Fund’s tax year-end of December 31, 2010. Distributions paid during the year ended October 31, 2010 were as follows:

Fund Name	Type	Per Share Amount
ING Global Target Payment Fund
Class A	NII	$0.4963
Class C	NII	$0.4323
Class I	NII	$0.5203
Class W	NII	$0.5203
All Classes	ROC	$0.0437

NII — Net investment income

ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end of December 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Chairman and Director	June 1998–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2002–Present).
Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	April 1994–Present	Retired. Self-Employed Consultant (June 2000–Present).	37	None.
Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1991–Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009– Present) Formerly, President, Thompson Enterprises (September 2004–September 2005). Certified Public Accountant Ph. D in Accounting and Business.	37
MassMutual Corporate Investors and MassMutual Participation Investors (April 1997–Present); Mass Mutual Premier Funds (December 2004– Present); and MML Series Investment Funds II (December 2005– Present), Chair of Audit Committee (December 2005–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	37	None.
Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	December 2007–Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973–March 2008).	37	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Directors who are “Interested Persons”(4)
Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	December 2007–Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006–Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004– November 2006).	174
ING Retirement Holdings, Inc. (September 1998–Present); ING Services Holding Company, Inc. (May 2000–Present); ING Financial Advisers, LLC (April 2002–Present); Southland Life Insurance Company (June 2002– Present); ING Capital Corporation, LLC and ING Funds Distributor, LLC (December 2005–Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006–Present); and Directed Services LLC (December 2006–Present)(8).

(1)	Directors serve until their successors are duly elected and qualified.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Emerging Markets High Dividend Equity Fund; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)	ING Investments Distributor, LLC is the successor in interest to ING Funds Distributor, LLC which was previously know as ING Funds Distributor, Inc., and prior to that ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(8)	Directed Services LLC is the successor in interest to Directed Services, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Officers
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002–Present
Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management (January 2005–January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004–December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002–Present	Executive Vice President, ING Investments, LLC(2) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).
Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006–Present November 2004–Present
Chief Compliance Officer of the ING Funds (November 2004–Present); Executive Vice President of the ING Funds (March 2006– Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006–July 2008 and October 2009–Present); and Investment Advisor Chief Compliance Officer, Directed Services, LLC(6) (March 2006–July 2008 and October 2009–Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006–December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005–Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003–Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001–May 2006).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002–Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995–Present) and ING Investments, LLC(2) (August 1997–Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996– Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010–Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995–April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(3) (September 2004–Present).
Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007–Present	Vice President, ING Funds Services, LLC(3) (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(3) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004–March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005–March 2008).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	June 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Investments Distributor LLC is the successor in interest to ING Funds Distributor, LLC which was previously know as ING Funds Distributor, Inc., and prior to that ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADDITIONAL INFORMATION (UNAUDITED)

MANAGED PAYMENT POLICY

The Fund’s Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions.

For the calendar year 2010, the Fund is making a level monthly payment of $0.045 per share for Class A, $0.04 per share for Class C, and $0.047 per share for Class I and Class W shares. The level monthly payment amount for calendar year 2010 is the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.92% for Class A, 6.17% for Class C and 7.17% for each of Class I and Class W shares, respectively, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from their holdings in Class A, $400 from their holdings in Class C, and $470 from their holdings in Class I or Class W shares of the Fund during 2010.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: i) the Annual Payment Rate, for the Fund’s shares; and ii) the Trailing Average Account Value, which will vary by share class for the Fund’s Class A, C, I and W shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds
ING Capital Allocation Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Global Opportunities Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global Fixed-Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Funds
ING Senior Income Fund
ING Floating Rate Fund

Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
(formerly, PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AGTPALL (1010-121710)

Annual Report

October 31, 2010

Classes A, B, C, I, and W

Global Fund

■	ING Alternative Beta Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Diversification Still Works

Dear Shareholder,

The difficult markets of 2008-09 may have made some investors skeptical about the benefits of diversification. For a time, it did seem as if every asset was losing value and there was no safe place to hide. Today, however, as we approach the end of what is shaping up to be the second consecutive year of solid equity market returns, the value of diversification has been reestablished in the minds of most investors.

For some investors, however, it can be tempting to try to outsmart the markets, abandoning diversified positions to sidestep impending risks or to crowd into an area of strong returns. The problem with this approach is that it tends to be reactionary and ill-timed; investors generally buy in when prices are already high, leaving themselves overly exposed to risks of declines.

A recent example can be found at the end of 2009. Convinced that inflation was going to increase dramatically, some investors tried to game the system by selling long-dated bonds and buying short-term Treasury bills. When inflation went briefly to zero, short-term Treasuries generated losses; the 20-year Treasury bond, on the other hand, has been one of the best performing assets in 2010. Another example of this kind of herd behavior occurred during the dot-com bubble of the late 1990s; investors turned their portfolios into wholesale bets on Internet technology stocks, with serious consequences when the bubble burst.

With 20/20 hindsight, it’s easy to see how abandoning the principles of diversification led to trouble. It’s harder to see how investors continue to stray from the path; lately, some investors have attempted to outrun risk by concentrating on bonds, only to miss out on the sharp equity market recovery.

If straying from diversification is the problem, we believe staying with diversification is the solution. In our opinion, an investor should own the market and should do so from a global perspective. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your financial advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

November 5, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2010

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), peaked on April 15, with a gain of over 15% since October 31, 2009. But then a confluence of local and global concerns sent prices reeling and in the next 12 weeks the gain was turned into a small loss. In the end, sentiment improved again and for the whole fiscal year ended October 31, 2010 the index returned 11.67%. (The MSCI World IndexSM returned 12.74% for the one year ended October 31, 2010, measured in U.S. dollars.)

By April, the 12-month rally had become increasingly edgy. The rescue of failing institutions by governments and central banks, together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Stimulus would have to be reduced and debt redeemed. In this environment, markets from stocks to bonds to currencies were buffeted by news and events relating to three main themes: the stuttering US economic recovery, a sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth (annualized) was decelerating, from 5.6% to 2.7% to 1.7% in the second quarter of 2010. Employment and housing were the focus of attention. The National Bureau of Economic Research declared the recession over from June of 2009 after 18 months, during which some 8.7 million jobs had been lost. Any credible economic rebound required their fast recovery. But the data over the period were less than encouraging. By September, the private sector was only averaging 91,000 new jobs per month and the unemployment rate seemed stuck between 9.5% and 10%. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for certain home buyers. But after the program expired in April sales of new and existing home sales collapsed, with a high proportion of distressed sales. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), resumed annual increases from February, but as our fiscal year ended the pace was slowing with the index still 29% below the peak reached more than four years ago.

In the Eurozone, default seemed likely on billions of euro of Greece’s maturing bonds. Amid downgrades, soaring yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries argued amongst themselves until at last, in early May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank (“ECB”) started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. This, plus positive results from some rather soft stress testing on banks, seemed to calm nerves, although uncertainty persisted.

Investors watched nervously as China wrestled with inflation and a housing bubble. The authorities repeatedly raised banks’ reserve ratio requirements and tightened the rules on mortgage issuance. GDP growth slipped to 10.3% in the second quarter and to 9.6% in the third. But with September’s property price index still increasing at over 9% per annum and inflation at a two year high, the Bank of China unexpectedly raised interest rates for the first time since 2007.

In currencies, the dollar showed strength in the first half of the fiscal year. But from early June, gloom about the Eurozone was increasingly replaced by renewed pessimism about the dollar over a stalling economy and the perceived threat of debasement through an expected second round of quantitative easing. For the whole year, the dollar gained 6.12% against the euro, 3.00% against the pound but lost 11.57% to the yen, which in October breached 15-year high levels.

The prospect of more quantitative easing, which undermined the dollar, acted to boost the prices of other asset classes.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 8.01% for the fiscal year, mostly in the second half. Among the sub-components, the Barclays Capital Corporate Investment Grade Bond Index, with a return of 11.61%, outperformed the Barclays Capital U.S. Treasury Index, with a return of 7.20%, mostly in the first half. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 19.10%.

U.S. equities, represented by S&P 500® Index including dividends, rose 16.52% in the fiscal year. A small gain of 0.74% in the second half concealed a 16% drop in the 10 weeks after April 23 and the index’s best September, a return of 8.92%, since 1939. Despite broader economic concerns, prices were supported by strong earnings reports, with average operating earnings per share for S&P 500® companies marking their the fourth straight quarter of annual growth.

In international markets, the MSCI Japan® Index lost 6.76% for the fiscal year after sagging 16.66% in the second half. Strong 5% annualized first quarter GDP growth shriveled to an export-dependent 1.5% in the second, vulnerable to the irrepressible yen, with household demand still fragile and consumer prices in retreat. The MSCI Europe ex UK® Index returned 10.03%, including a small second half gain of 2.78%. The sovereign debt trauma subsided after it became clear that the ECB stood behind the banking system. In the meantime, GDP grew 1.0% in the second quarter over the first, boosting investor optimism. The MSCI UK® Index advanced 16.07%, of which 3.85% came in the second half. This was despite the prospect of severe public spending cuts to eliminate an 11% budget deficit. Supporting sentiment was the return to profit of most banks and the best annual GDP growth, 2.8%, in three years.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
HFRX Global Hedge Fund Index	HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.
HFRI Fund Weighted Composite Index	HFRI Index is an equal-weighted return of all funds in the HFR Monthly Indices, excluding the HFRI Fund of Funds Index. Trailing four months of performance are subject to revision.

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ING ALTERNATIVE BETA FUND	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of October 31, 2010

(as a percent of net assets)

ING Institutional Prime Money Market Fund — Class I	98.8%
Other Assets and Liabilities — Net	1.2%

Net Assets	100.0%

ING Alternative Beta Fund (“Alternative Beta” or the “Fund”) seeks to achieve investment results that approximate the performance of the beta(1) component of the returns of the universe of hedge funds as a broad asset class as represented by the HFRI Fund Weighted Composite Index (“HFRI Index”). The Fund is managed by Frank van Etten, Bas Peeters and Willem van Dommelen, Portfolio Managers, of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.85% compared to the HFRX Global Hedge Fund Index (“HFRX Index”) and the HFRI Index which returned 5.34% and 9.84%, respectively, for the same period.

Portfolio Specifics: During the reporting period, derivatives materially affected Fund performance. Exposure to futures and OTC forwards helped results.

The broad hedge fund indices showed strong positive performance over 2010, especially during the month of October. In light of the greater clarity around financial reform regulation and capital increases, the end of the reporting period was marked by the HFRI Index exceeding its three-year high. Capital increase reflects a combination of both performance-based gains and new capital inflows, bringing total assets invested in the hedge fund industry to about $1.77 trillion at the end of the period.

The Fund invests in a limited set of traditional market return factors. The allocation to the market factors is determined by a regression model, which strives to identify the relevant exposures and sensitivities that hedge funds have to traditional betas. The Fund has a flexible risk budget, which allows it to take short exposures and exposure to less traditional asset classes such as volatility and commodity indices. The selection of the factors is based on liquidity, transparency and low implementation cost.

The Fund has taken positions by investing in derivatives that provide exposure to seven financial factors which track liquid market indices. The Fund generally adjusts its allocation to the factors on a monthly basis. The portfolio managers add or eliminate factors less frequently. Since inception, the factors included have been U.S. large-cap equity, U.S. small-cap equity, non-U.S. equity, emerging market equity, commodities (implemented through an equity proxy), currencies and volatility.(2) Semiannual reviews resulted in the Fund exiting the MSCI EAFE® Index exposure in May, and implementing exposure to 10-year U.S. Treasury notes (“T-notes”) in January 2010.

During the reporting period, the Fund steadily increased its long exposure to emerging markets and lowered U.S. large-cap equity (SPX) to a limited exposure. Alternative Beta modified its short position on the Russell 2000 Index to a positive weight, while it consistently sold volatility (VIX). Our weight to the new factor, T-notes, evolved from largely selling to almost market neutral.

Over the reporting period the Fund returned a moderate, positive performance. Emerging markets added the most value, followed by S&P 500 volatility and commodities. The biggest detracting factor was short exposure to the Russell 2000, followed by long dollar, short 10-year Treasuries and long the S&P 500 index. From a portfolio perspective, we believe the strategy adds value to investors given the potential diversification benefits it offers. Replication quality (measured by tracking error vs. HFRI) was well on target. From an overall investment perspective, the portfolio managers maintained consistent emphasis on transparency and high liquidity.

Current Strategy and Outlook: The Fund strategy seeks to deliver investment performance in diverse market environments. Over time, hedge fund indices may change in composition. The Fund seeks to capture the effects of such changes and to deliver replicated returns. We believe replication strategies are attractive due to the drawbacks of investing directly in hedge funds: high financing costs, short selling restrictions, unsystematic risk, less transparency, high fees and illiquidity. The Fund seeks to take advantage of the same market opportunities as hedge funds, but without these drawbacks for investors.

We still regard hedge funds as an attractive asset class. In our opinion, many investment opportunities for hedge funds exist in current markets: new fund launches are outweighing liquidations and 80% of funds posted positive performance in 2009 compared to only 30% in 2008. We believe hedge fund investments will continue to offer diversification benefits as well.

Changes in the hedge fund landscape may impact future performance. Improved average hedge fund manager quality may lead to more attractive absolute returns. More alpha generating strategies in the HFRI Index may lead to lower replication quality. However, arbitrage opportunities may disappear quickly with more players, lower volatilities and cheaper capital.

Market Factor Exposures

as of October 31, 2010(1)

(as a percent of net assets)

ING Institutional Prime Money Market Fund — Class I	98.8%
MSCI EME® Index	19.3%
U.S. Dollar Index	6.8%
Russell 2000® Mini Index	4.5%
S&P 500 E-Mini	2.1%
U.S. Treasury 10-Year Note	0.9%
CBOE Volatility Index (VIX)	(1.4)%

Total Market Exposure at April 30, 2010	131.0%

(1)	Market factor exposures are based on the notional value of each of the Fund’s exposures as of October 31, 2010.

Portfolio holdings are subject to change daily.

(1)

The beta component to the return of a fund is generally considered to be that portion of a fund’s returns that can be explained by the market exposures held in the fund and that is not attributable to the skill of the Sub-Adviser.

(2)

Other categories that can be considered for inclusion in the model are: interest rates, credit, call overwriting and others. The derivative and financial instruments in which the Fund may invest include, among others, futures contracts, exchange-traded funds, swaps contracts, structured notes and forward contracts.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING ALTERNATIVE BETA FUND

Average Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A, B, C, I and W December 15, 2008
Including Sales Charge:
Class A(1)	(3.04)%	3.13%
Class B(2)	(2.96)%	3.55%
Class C(3)	1.04%	5.60%
Class I	2.94%	6.64%
Class W	3.03%	6.64%
Excluding Sales Charge:
Class A	2.85%	6.43%
Class B	2.04%	5.60%
Class C	2.04%	5.60%
Class I	2.94%	6.64%
Class W	3.03%	6.64%
HFRX Index(4)	5.34%	8.87	%(7)
HFRI Index(5)	9.84%	14.51	%(7)
Dow Jones Moderate Index — Global Series(6)	15.07%	18.50	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Alternative Beta Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)

The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

(5)	The HFRI Index is an equal-weighted return of all funds in the HFR Monthly Indices, excluding the HFRI Fund of Funds Index. Trailing four months of performance are subject to revision.
(6)

The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Moderate Index — Global Series, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(7)	Since inception performance for the indices is shown from January 1, 2009.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*
ING Alternative Beta Fund
Class A	$1,000.00	$1,004.50	1.40%	$7.07	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	1,000.00	2.15	10.84	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	1,000.00	2.15	10.84	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,005.40	1.15	5.81	1,000.00	1,019.41	1.15	5.85
Class W	1,000.00	1,004.50	1.15	5.81	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Alternative Beta Fund, a series of ING Series Fund, Inc., as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 15, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Alternative Beta Fund as of October 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2010

7

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010

ASSETS:
Short-term investments in affiliate*	$79,735,154
Cash collateral for futures	753,965
Variation margin receivable on open equity forwards	106,403
Receivables:
Fund shares sold	397,195
Dividends	12,360
Prepaid expenses	9,511

Total assets	81,014,588

LIABILITIES:
Payable for fund shares redeemed	200,640
Payable to affiliates	67,063
Payable for directors fees	794
Other accrued expenses and liabilities	38,531

Total liabilities	307,028

NET ASSETS	$80,707,560

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$78,251,402
Accumulated net investment income	—
Accumulated net realized gain	2,385,458
Net unrealized appreciation	70,700

NET ASSETS	$80,707,560

* Cost of short-term investments in affiliate	$79,735,154

Class A:
Net assets	$7,151,543
Shares outstanding(1)	640,528
Net asset value and redemption price per share	$11.17
Maximum offering price per share (5.75%)(2)	$11.85
Class B:
Net assets	$125,103
Shares outstanding(1)	11,367
Net asset value, redemption price and maximum offering price per share(3)	$11.01
Class C:
Net assets	$2,792,650
Shares outstanding(1)	253,702
Net asset value, redemption price and maximum offering price per share(3)	$11.01
Class I:
Net assets	$61,685,275
Shares outstanding(1)	5,501,538
Net asset value, redemption price and maximum offering price per share	$11.21
Class W:
Net assets	$8,952,989
Shares outstanding(1)	798,698
Net asset value, redemption price and maximum offering price per share	$11.21

(1) 100,000,000 shares authorized; $0.001 par value.
(2) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(3) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010

INVESTMENT INCOME:
Dividends(1)	$175,122

Total investment income	175,122

EXPENSES:
Investment management fees	337,356
Distribution and service fees:
Class A	36,770
Class B	1,207
Class C	20,707
Transfer agent fees:
Class A	8,919
Class B	77
Class C	1,367
Class I	10,743
Class W	6,954
Administrative service fees	44,980
Shareholder reporting expense	37,851
Registration fees	66,412
Professional fees	34,910
Custody and accounting expense	10,133
Directors fees	1,495
Offering expense	15,410
Miscellaneous expense	5,659

Total expenses	640,950
Net waived and reimbursed fees	(65,139)

Net expenses	575,811

Net investment loss	(400,689)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,452,915
Equity forwards	2,432,466
Futures	(422,652)

Net realized gain	3,462,729

Net change in unrealized appreciation or depreciation on:
Investments	(1,670,138)
Equity forwards	106,403
Futures	(45,962)

Net change in unrealized appreciation or depreciation	(1,609,697)

Net realized and unrealized gain	1,853,032

Increase in net assets resulting from operations	$1,452,343

(1) Dividends from affiliates	$78,118

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2010	December 15, 2008(1) to October 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$(400,689)	$9,681
Net realized gain (loss)	3,462,729	(670,540)
Net change in unrealized appreciation or depreciation	(1,609,697)	1,680,397

Increase in net assets resulting from operations	1,452,343	1,019,538

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(23,534)
Class B	—	(6)
Class C	—	(6)
Class I	—	(8)
Class W	—	(8)
Return of capital:
Class A	—	(40,337)
Class B	—	(12)
Class C	—	(12)
Class I	—	(12)
Class W	—	(12)

Total distributions	—	(63,947)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	96,142,047	22,862,792
Reinvestment of distributions	—	71

	96,142,047	22,862,863
Cost of shares redeemed	(40,254,005)	(451,279)

Net increase in net assets resulting from capital share transactions	55,888,042	22,411,584

Net increase in net assets	57,340,385	23,367,175

NET ASSETS:
Beginning of period	23,367,175	—

End of period	$80,707,560	$23,367,175

Accumulated net investment income at end of period	$—	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-10	10.86	(0.10	)•	0.41	0.31	—	—	—	—	11.17	2.85	1.54	1.40	1.40	(0.87)	7,152	41
12-15-08(4) - 10-31-09	10.00	0.02		0.90	0.92	0.02	—	0.04	0.06	10.86	9.29	2.78	1.40	1.40	0.18	15,754	75
Class B
10-31-10	10.79	(0.18)		0.40	0.22	—	—	—	—	11.01	2.04	2.29	2.15	2.15	(1.69)	125	41
12-15-08(4) - 10-31-09	10.00	(0.13	)•	0.98	0.85	0.02	—	0.04	0.06	10.79	8.56	3.53	2.15	2.15	(1.43)	110	75
Class C
10-31-10	10.79	(0.19	)•	0.41	0.22	—	—	—	—	11.01	2.04	2.29	2.15	2.15	(1.78)	2,793	41
12-15-08(4) - 10-31-09	10.00	(0.19	)•	1.04	0.85	0.02	—	0.04	0.06	10.79	8.56	3.53	2.15	2.15	(1.98)	1,062	75
Class I
10-31-10	10.89	(0.10	)•	0.42	0.32	—	—	—	—	11.21	2.94	1.29	1.15	1.15	(0.91)	61,685	41
12-15-08(4) - 10-31-09	10.00	0.01	•	0.94	0.95	0.02	—	0.04	0.06	10.89	9.60	2.53	1.15	1.15	0.09	1,566	75
Class W
10-31-10	10.88	(0.08	)•	0.41	0.33	—	—	—	—	11.21	3.03	1.29	1.15	1.15	(0.72)	8,953	41
12-15-08(4) - 10-31-09	10.00	(0.10	)•	1.04	0.94	0.02	—	0.04	0.06	10.88	9.50	2.53	1.15	1.15	(1.07)	4,875	75

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excludes the deductions of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are twelve separate active investment series, which comprise the Company. This report is for ING Alternative Beta Fund (”Alternative Beta” or the “Fund”) which is a non-diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares of the Fund are closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses. Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of

12

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Risk Exposures and the use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not

13

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

limited to, futures and index forward contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations,

14

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk related to OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. As of October 31, 2010, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $106,403, which represents the unrealized gain on open equity forwards at October 31, 2010. There was no collateral posted by the counterparty at October 31, 2010.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

At October 31, 2010, the Fund was not subject to any credit related contingent features as the Fund was in a net unrealized gain position at year end.

D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates,

securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2010, the Fund has both purchased and sold futures contracts on various equity, foreign exchange, and interest rate indices to gain its exposure to each market risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2010, the Fund had an average notional value of $8,287,873 and $5,750,582 on futures contracts purchased and sold, respectively.

E. Equity Forward Contracts. An equity forward contract is an over-the-counter (“OTC”) agreement between two counterparties to buy or sell a specific quantity of an agreed equity stock, stock index or basket of equity stock at a given price at a given date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Equity forward contracts are cash settled in most cases. The use of equity forward contracts involves the risk that counterparties may not meet the terms of the

15

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement and/or the risk of an imperfect correlation in the movement of the contracts price.

During the year ended October 31, 2010, the Fund had an average notional value of $7,115,851 on equity forwards purchased. The fund uses purchased equity forwards as one of their seven financial factors to gain exposure to emerging markets.

F. Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making the determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Offering Costs. Costs incurred with the offering of shares of the Fund are deferred and amortized over a period of twelve months.

J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2010, the cost of purchases and proceeds from the sales of securities, excluding U.S. government and short-term securities, were $4,729,448 and $14,571,302, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.75%, based on the average daily net assets of the Fund.

ING Investment Management Advisors, B.V. (“IIMA”), a Netherlands corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with IIMA. IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the year ended October 31, 2010, the Investment Adviser waived $32,259 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for the Fund. The Distributor, IFS, ING Investments and IIMA are indirect,

16

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C
0.25	1.00%	1.00%

For the year ended October 31, 2010, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$17,154	N/A
Contingent Deferred Sales Charges	$—	$849

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2010, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$56,283	$6,779	$4,001	$67,063

At October 31, 2010, the following ING Funds, owned more than 5% of the Fund:

ING Strategic Allocation Conservative Portfolio (35.39%), ING Strategic Allocation Moderate Portfolio (12.40%), and ING Strategic Allocation Growth Portfolio (14.71%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSE AND LIABILITIES

At October 31, 2010, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expense	Amount
Postage	$19,345

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes,

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Class A	Class B	Class C	Class I	Class W
1.40%	2.15%	2.15%	1.15%	1.15%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of October 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

October 31,
2011	2012	2013	Total
$—	$150,473	$32,880	$183,353

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended October 31, 2010 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
10-31-10	937,959	—	(1,747,724)	(809,765)	10,388,439	—	(19,244,984)	(8,856,545)
12-15-08(1)-10-31-09	1,475,865	7	(25,579)	1,450,293	15,175,186	71	(280,944)	14,894,313
Class B
10-31-10	2,089	—	(915)	1,174	22,693	—	(9,848)	12,845
12-15-08(1)-10-31-09	10,404	—	(211)	10,193	109,737	—	(2,201)	107,536
Class C
10-31-10	194,761	—	(39,449)	155,312	2,125,831	—	(429,569)	1,696,262
12-15-08(1)-10-31-09	101,482	—	(3,092)	98,390	1,098,099	—	(33,665)	1,064,434
Class I
10-31-10	6,535,017	—	(1,177,338)	5,357,679	72,026,795	—	(12,969,456)	59,057,339
12-15-08(1)-10-31-09	149,687	—	(5,828)	143,859	1,509,221	—	(60,023)	1,449,198
Class W
10-31-10	1,040,912	—	(690,167)	350,745	11,578,289	—	(7,600,148)	3,978,141
12-15-08(1)-10-31-09	454,742	—	(6,789)	447,953	4,970,549	—	(74,446)	4,896,103

(1)	Commencement of operations.

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Proprietary Hedge Fund Beta Strategy. Because the Fund seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market. The ability of the Fund to match the performance of the beta component of hedge fund returns will be adversely affected by the costs of buying and selling investments as well as other expenses. The proprietary model used by IIMA to identify the beta component of the returns of the HFRI Index is based on IIMA’s understanding of the interplay of certain market indices and does not assure successful achievement of the Fund’s investment objective. To the extent that the data and analysis used in the model is not predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns. The market indices identified by IIMA may not be successful in identifying the beta component of the return of the HFRI Index and there can be no assurance that the Fund will track hedge fund beta return.

Non-Diversified. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2010:

Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains/(Losses)
$400,689	$(400,689)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the year ended October 31, 2010. The tax composition of dividends and distributions to shareholders for the period ended October 31, 2009 was as follows:

Ordinary Income	Return of Capital
$23,562	$40,385

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of October 31, 2010 were:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$545,706	$1,910,452

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund’s initial tax year 2008.

As of October 31, 2010, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2010, the Fund declared distributions of:

	Per Share Amounts
	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Class A	$0.0797	$0.2788	December 17, 2010	December 15, 2010
Class B	$0.0797	$0.2788	December 17, 2010	December 15, 2010
Class C	$0.0797	$0.2788	December 17, 2010	December 15, 2010
Class I	$0.0797	$0.2788	December 17, 2010	December 15, 2010
Class W	$0.0797	$0.2788	December 17, 2010	December 15, 2010

On October 21, 2010, the Board of Trustees of ING Funds Trust approved a proposal to liquidate ING Institutional Prime Money Market Fund. It is expected that the liquidation will take place on or about December 20, 2010. As a result of this liquidation, the Fund will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2010

Shares			Value

AFFILIATED MUTUAL FUND: 98.8%
79,735,154	ING Institutional Prime Money Market Fund - Class I		$79,735,154

	Total Investments in Securities (Cost $79,735,154)*	98.8%	$79,735,154
	Other Assets and Liabilities - Net	1.2	972,406

	Net Assets	100.0%	$80,707,560

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Affiliated Mutual Fund	$79,735,154	$—	$—	$79,735,154

Total Investments, at value	$79,735,154	$—	$—	$79,735,154

Other Financial Instruments+:
Equity forward contracts	—	106,403	—	106,403
Futures	366,022	—	—	366,022

Total Assets	$80,101,176	$106,403	$—	$80,207,579

Liabilities Table
Other Financial Instruments+:
Futures	$(401,725)	$—	$—	$(401,725)

Total Liabilities	$(401,725)	$—	$—	$(401,725)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.
Transfers	in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

ING Alternative Beta Fund Open Futures Contracts on October 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Dollar Index	71	12/13/10	$5,499,447	$(394,118)
Russell 2000® Mini Index	52	12/17/10	3,651,440	109,258
S&P 500 E-Mini	29	12/17/10	1,710,565	113,754
U.S. Treasury 10-Year Note	6	12/21/10	757,688	(7,607)

			$11,619,140	$(178,713)

Short Contracts
CBOE Volatility Index (VIX)	53	11/16/10	$1,152,750	$143,010

			$1,152,750	$143,010

See Accompanying Notes to Financial Statements

21

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

ING Alternative Beta Fund Open OTC Equity Forward Contracts on October 31, 2010:

Contract Description	Counterparty	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
MSCI EME® Index, Strike Price 417.502	Societe Generale	37,019	01/12/11	$15,561,909	$106,403

				$15,561,909	$106,403

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$472,425

Total Asset Derivatives		$472,425

Liability Derivatives
Foreign exchange contracts	Net Assets-Unrealized depreciation*	$394,118
Interest rate contracts	Net Assets-Unrealized depreciation*	7,607

Total Liability Derivatives		$401,725

*	Includes cumulative appreciation/depreciation of equity forwards and futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Equity forwards	Futures	Total
Equity contracts	$2,432,466	$(33,311)	$2,399,155
Foreign exchange contracts	—	(170,627)	(170,627)
Interest rate contracts	—	(218,714)	(218,714)

Total	$2,432,466	$(422,652)	$2,009,814

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Equity forwards	Futures	Total
Equity contracts	$106,403	$297,407	$403,810
Foreign exchange contracts	—	(335,762)	(335,762)
Interest rate contracts	—	(7,607)	(7,607)

Total	$106,403	$(45,962)	$60,441

See Accompanying Notes to Financial Statements

22

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Chairman and Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	37	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present) Formerly, President, Thompson Enterprises (September 2004 - September 2005). Certified Public Accountant Ph. D in Accounting and Business	37	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present), Chair of Audit Committee (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008)	37	None.
Directors who are “Interested Persons”(4)

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)	174	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Funds Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(8).

(1)	Directors serve until their successors are duly elected and qualified.

23

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Emerging Markets High Dividend Equity Fund; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)

ING Investments Distributor, LLC is the successor in interest to ING Funds Distributor, LLC which was previously know as ING Funds Distributor, Inc., and prior to that ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(8)	Directed Services LLC is the successor in interest to Directed Services, Inc.

24

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services, LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 - Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010)

William Evans 10 State House Square Hartford, Ct 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past Five Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(3) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management -ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Investments Distributor LLC is the successor in interest to ING Funds Distributor, LLC which was previously know as ING Funds Distributor, Inc., and prior to that ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

26

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

(formerly, PNC Global Investment Servicing (U.S.) Inc.)

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

[LOGO]
PRAR-ALTBETA	(1010-121710)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,400 for year ended October 31, 2010 and $38,000 for year ended October 31, 2009.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,300 for the year ended October 31, 2010 and $4,300 for the year ended October 31, 2009.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $1,890 in the year ended October 31, 2010 and $4,045 in the year ended October 31, 2009.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

4

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 15, 2009

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period

_________________________

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,200 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period
Tax training courses		√	Not to exceed $2,000 per course during the Pre- Approval Period

_________________________

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	√		Not to exceed $50,000 during the Pre- Approval Period

9

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	√	√	Not to exceed $5,000 per Fund during the Pre- Approval Period

10

Appendix E

Prohibited Non-Audit Services

Dated:            2010

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,394,664 for year ended October 31, 2010 and $2,042,810 for year ended October 31, 2009.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 4, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 4, 2011

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